UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2026

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
90 S. 400 W. Suite 700
Salt Lake City, Utah 84101
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2026, the Board of Directors (the “Board”) of PACS Group, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Patrick H. Conway, MD, MSc to the Board, effective immediately. Dr. Conway will serve as a Class III director for a term expiring at the Company’s annual meeting of stockholders to be held in 2027 and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal.
Dr. Conway will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on November 25, 2025. In addition, Dr. Conway will enter into the Company’s standard indemnification agreement for directors and officers.
There is no arrangement or understanding pursuant to which Dr. Conway was appointed to the Board. There are no family relationships between Dr. Conway and any director or executive officer of the Company as defined in Item 401(d) of Regulation S-K, and Dr. Conway has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On March 5, 2026, the Company issued a press release (the “Press Release”) announcing the director appointment described in Item 5.02 of this Current Report on Form 8-K. A copy of the Press Release is attached hereto as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated March 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: March 5, 2026	By:	/s/ Jason Murray
Jason Murray
Director, Chairman, and Chief Executive Officer